UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2018

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-156302

(Commission File Number)

26-3062752

(IRS Employer Identification No.)

Commercial Centre, Jolly Harbour

St. Mary’s, Antigua and Barbuda

(Address of principal executive offices and Zip Code)

268-562-9111

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Mr. Christopher Malone as Chief Financial Officer

On November 16, 2018, the Board appointed Mr. Christopher Malone to be the Chief Financial Officer of the Company and its subsidiaries effective immediately.  Certain biographical and other information with respect to Mr. Malone is set forth below.

Biography of Mr. Malone, Chief Financial Officer

Mr. Malone is the founding Director of PrOasis, a professional consulting firm, where he has spent the past 26 years managing the firm which focuses on executive management, corporate finance, strategic planning and governance for major Canadian SME organizations. Mr. Malone currently holds the positions as Chief Financial Officer for an OSC registered Fund Manager and an IIROC registered Broker Dealer member.  Mr. Malone currently serves as a Director for each of these regulated entities. Mr. Malone has extensive listing, regulatory reporting and governance experience with private businesses and public companies on Regulatory organizations and Exchanges in Canada and the United States.  Mr. Malone’s experience stems from over 35 years in the Canadian workforce holding senior financial and information technology systems roles in some of Canada’s largest domestic and multi-national organizations. He has held senior level financial executive positions in food processing, telecom, media advertising, document management and financial service organizations.

Mr. Malone holds a CPA/CMA designation and graduated from the University of Western Ontario with a B.A. in Commerce and Economics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

(Registrant)

By: /s/ Grant Johnson

Grant Johnson

Chief Executive Officer

Dated: November 20, 2018